QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, in his capacity as the Chief Financial Officer of FGX International Holdings Limited (the "Company"), hereby certifies that the Annual Report of the Company on Form 10-K for the period ended January 2, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of the Company.

March 8, 2010	/s/ ANTHONY DI PAOLA Anthony Di Paola Chief Financial Officer

QuickLinks

  Exhibit 32.2